              INCORPORATED UNDER THE LAWS OF THE
                      STATE OF DELAWARE

CLASS A COMMON STOCK          *            CLASS A COMMON STOCK
PAR VALUE $0.01                            CUSIP
                                           See Reverse For Certain Definitions

                     *{LOGO OF SWISHER INTERNATIONAL GROUP INC.}

     This Certificate is Transferable in Boston, Massachusetts and in New York, New York



This certifies that





is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF
                      THE PAR VALUE OF ONE CENT ($0.01) EACH OF

                          SWISHER INTERNATIONAL GROUP INC.

(hereinafter called the "Company") transferable, to the extent permitted by the Restated Certificate of Incorporation and Amended and the Restated Bylaws of the Company, upon the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender ofthis certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company as from time to time amended (copies of which are on file with the Company) to all the terms and conditions of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
    IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

         Dated:



               {CORPORATE SEAL OF
               SWISHER INTERNATIONAL GROUP INC.}


   Treasurer                   Chief Operating officer


COUNTERSIGNED AND REGISTERED:
First National Bank of Boston


By:
TRANSFER AGENT
AND REGISTRAR
AUTHORIZED SIGNATURE

                           SWISHER INTERNATIONAL GROUP INC.


THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST WITHOUT CHARGE A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO
BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  --   as tenants in common               UNIF GIFT MIN ACT --     _______ Custodian _________
TEN ENT  --   as tenants by the entireties                                (Cust)             (Minor)
JT TEN   --   as joint tenants with right                                 under uniform Gifts to Minors
              of survivorship and not as                                  Act _____________________
              tenants in common.                                                     (State)



       Additional abbreviations may also be used though not in the above list.

    For value received, ______________________________ hereby sell, assign and transfer unto
    PLEASE INSERT SOCIAL SECURITY OR
OTHER, IDENTIFYING NUMBER OF ASSIGNEE
                                    ____________________________________________
________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated, _________________________



                                     ___________________________________________
                                                 NOTICE:  The signature to this
                                       assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED: _______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.